UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 13, 2006

PRA INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51029 (Commission File No.)	54-2040171 (I.R.S. Employer Identification No.)

12120 Sunset Hills Road
Suite 600
Reston, Virginia 20190

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:
(703) 464-6300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 11, 2006, PRA International held a public conference call and issued a press release relating to earnings guidance for fiscal year 2006 as well as new business awards and contract cancellations in fiscal year 2005. A copy of the press release is attached as Exhibit 99.1, and the conference call transcript is attached as Exhibit 99.2.

The information in this report, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall any information contained herein be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 11, 2006*
99.2	Transcript of January 11, 2006 Conference Call*

* This exhibit is furnished and is not "filed" for purposes of Section 18 of the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRA INTERNATIONAL

Date: January 13, 2006	By:	/s/ Spiro Fotopoulos

Spiro Fotopoulos
Managing Attorney